UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): August 17, 2001


                               IMMECOR CORPORATION
        (Exact name of small business issuer as specified in its charter)



                                   CALIFORNIA
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

          333-06966                              68-0324628
          ------------                  ----------------------------------
       Commission file number          (I.R.S. Employer Identification No.)



3636 North Laughlin Road - Building 150
           Santa Rosa, CA                                  95403-1027
(Address of principal executive offices)                   (Zip Code)

                               (707)636-2550
           (Registrant's telephone number, including area code)

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

a. CHANGE OF INDEPENDENT ACCOUNTANT. Effective August 17, 2001, Immecor Corporation ("Registrant") dismissed its principal independent accountant, Grant Thornton LLP. The decision to change accountants was approved by Registrant's Board of Directors. The independent auditor's report of Grant Thornton LLP on the consolidated financial statements of the Registrant for the years ended December 31, 1998, 1999, and 2000, included in the Form 10-KSB for the years listed, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant's two most recent fiscal years and through August 27,2001, there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused Grant Thornton LLP to make reference to the subject matter of the disagreement in connection with their report. The subject matter of item 304 (a) (1) (iv) (B) Of Regulation S-B is not applicable.

The Registrant provided Grant Thornton LLP a copy of this Form 8-K no later than the day this Form 8-K is filed with the Securities and Exchange Commission.
The Registrant requested that Grant Thornton LLP furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not Grant Thornton LLP agrees with the statements made by the Registrant above, and if not, to state the respects in which it does not agree. A copy of Grant Thornton LLP's letter will be filed as Exhibit 16 to this Form 8-K.

b. Effective August 17, Registrant's Board of Directors voted to appoint PricewaterhouseCoopers LLP (PWC) as the Registrant's principal independent accountants engaged to audit the Registrant's financial statements for the year ending December 31, 2001, and PWC accepted the appointment. During the last two fiscal years and the quarterly periods to the date hereof, Registrant did not consult PWC regarding any of the matters or events set forth in Item
304 (a)(2) (i) or (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

c.       Exhibits

16.       Letter dated August 27, 2001 from Grant Thornton LLP to
                            the Securities and Exchange Commission.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   Immecor Corporation


         Date:   August 17, 2001                 By: ________________________

                                                 Name: Heinot H. Hintereder
                                                 Title: President & CEO
                                                 SS/Heinot H. Hintereder

                                                 By: ________________________

                                                 Name: Wil L. Lindgren
                                                 Title:  CFO
                                                 SS/Wil L. Lindgren

                                  EXHIBIT INDEX

16. Letter dated August 27, 2001 from Grant Thornton LLP to the Securities and Exchange Commission.

                               Grant Thornton LLP
                                  Letter to SEC


GRANT THORNTON LLP
ACCOUNTANTS AND MANAGEMENT CONSULTANTS


AUGUST 27, 2001

Securities and Exchange Commission
Washington, D.C. 20549

Re:  Immecor Corporation
     File No. 333-06966


Dear Sir or Madam;

We have read Item 4 of the Form 8-K of Immecor Corporation dated August 27, 2001 and agree with the statements concerning our Firm contained therein.

Very truly yours,

Grant Thornton LLP
SS/Grant Thronton LLP

Suite 1100
One California Street
San Francisco CA 94111
T 415.986.3900
F 415.986.3916
W www.grantthornton.com

Grant Thornton LLP
US Member of Grant Thornton International

                        Grant Thornton LLP
                        Confirmation Letter



AUGUST 27, 2001


Mr. Wil Lindgren
Chief Financial Officer
Immecor Corporation
3636 North Laughlin Rd, Bldg. 150
Santa Rosa CA 95403-1027

Dear Mr. Lindgren;

This is to confirm that the client-auditor relationship between Immecor Corporation (Commission File No. 333-06966) and Grant Thornton LLP has ceased.

Very truly yours,


Grant Thornton LLP
SS/Grant Thornton

Cc: Office of the Chief Accountant
    SECPS Letter File
    Securities and Exchange Commission
    Mail Stop 11-3
    450 Fifth Street, N.W.
    Washington, D.C. 20549